LSA VARIABLE SERIES TRUST
                          PROSPECTUS DATED MAY 1, 2001
                       SUPPLEMENT DATED JANUARY 31, 2002

THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND UNDER THE SUB-HEADING, BEGINNING ON PAGE 19, "ADVISER TO THE FOCUSED EQUITY FUND," UNDER THE HEADING "THE ADVISERS," WITHIN THE SECTION "MANAGEMENT OF THE FUNDS" BEGINNING ON PAGE 18 OF THE PROSPECTUS:

Morgan Stanley Investment Management Inc. ("MSIM"), 1221 Avenue of the Americas, New York, New York 10020, is the Adviser to the Focused Equity Fund. MSIM conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. MSIM is a direct subsidiary of Morgan Stanley Dean Witter & Co. MSIM does business in certain instances (including its role as Adviser to the Focused Equity Fund) under the name Morgan Stanley Asset Management ("MSAM"). The Focused Equity Fund is managed by MSAM's Select Growth team. William S. Auslander and Jeffrey S. Alvino are the individuals of the team who are primarily responsible for the day-to-day management of the Focused Equity Fund's portfolio. William S. Auslander joined MSAM in 1995 and is a Managing Director of MSAM. Jeffrey S. Alvino joined MSAM in 1995 and is an Executive Director of MSAM. He also holds the Chartered Financial Analyst designation.